General - Basis of Presentation	6 Months Ended
Jun. 30, 2024
Accounting Policies [Abstract]
General - Basis of Presentation	General — Basis of Presentation
On July 1, 2024, Former Six Flags Entertainment Corporation completed the Mergers (as defined below) with Cedar Fair L.P. As part of the transaction, the new Company (the "Combined Company") has continued use of the Six Flags Entertainment Corporation name. These financial statements refer only to the performance of Six Flags Entertainment Corporation ("Holdings", "Former Six Flags") prior to the Mergers.
Former Six Flags owned and operated regional theme parks and water parks. Of the 27 parks Former Six Flags owned or operated, 24 parks were located in the United States, two were located in Mexico, and one was located in Montreal, Canada.
The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("U.S. GAAP"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed, or omitted, pursuant to the rules and regulations of the SEC for quarterly filings.
Former Six Flags current fiscal year would have ended on December 29, 2024. These financial statements cover the period January 1, 2024 – June 30, 2024 (“the six months ended June 30, 2024”) and the period March 31, 2024 – June 30, 2024 (“the three months ended June 30, 2024”). The comparison period in the prior year covers the dates January 2, 2023 – July 2, 2023 (“the six months ended July 2, 2023”) and the period April 3, 2023 – July 2, 2023 (“the three months ended July 2, 2023”).
The Annual Report on Form 10-K for the year ended December 31, 2023 ("2023 Annual Report") includes additional information about Former Six Flags, its operations and its financial position, and should be referred to in conjunction with these financial statements. The information furnished in these financial statements reflects all normal and recurring adjustments that are, in the opinion of management, necessary to present a fair statement of the results for the periods presented.
Results of operations for the three and six months ended June 30, 2024, are not indicative of the results expected for the full year. The operations of Former Six Flags are highly seasonal, with approximately 70% - 75% of park attendance and revenues in a typical year occurring in the second and third calendar quarters of each year, with the most significant period falling between Memorial Day and Labor Day.
Revision of Previously Issued Financial Statements
During the third quarter of 2023, Former Six Flags identified an accounting error for the stock-based compensation expense related to the recognition of expense for dividend equivalent rights ("DERs"). The error primarily related to the inadvertent reversal of stock-based compensation expense for vested DERs for periods beginning in the first quarter of 2020 through the fourth quarter of 2022.
The error was assessed and it was concluded that it was not material to any prior periods. However, the aggregate amount of the error would have been material to the condensed consolidated financial statements in the current period. Therefore, this report contains revised issued financial information that differs from what had been reported previously. Refer to Note 10 - Revision to Previously Reported Financial Information for additional information.
Merger with Cedar Fair L.P.
On July 1, 2024, Former Six Flags completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of November 2, 2023, by and among the Former Six Flags, Cedar Fair, L.P. (“Cedar Fair”), CopperSteel HoldCo, Inc. (“HoldCo”), and CopperSteel Merger Sub, LLC (“Copper Merger Sub”). Pursuant to the Merger Agreement, (i) Copper Merger Sub was merged with and into Cedar Fair (the “Cedar Fair First Merger”), with Cedar Fair continuing as the surviving entity (the “Cedar Fair Surviving Entity”) and a direct subsidiary of HoldCo, (ii) the Cedar Fair Surviving Entity was subsequently merged with and into HoldCo (the “Cedar Fair Second Merger” and together with the Cedar Fair First Merger, the “Cedar Fair Mergers”), with HoldCo continuing as the surviving corporation, and (iii) Former Six Flags merged with and into HoldCo (the “Six Flags Merger” and together with the Cedar Fair Mergers, the “Mergers”), with HoldCo continuing as the surviving corporation. Upon the consummation of the Mergers, the separate legal existences of Copper Merger Sub, Cedar Fair and Former Six Flags ceased, and HoldCo changed its name to “Six Flags Entertainment Corporation.” Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.
Upon completion of the Mergers, subject to certain exceptions, each issued and outstanding share of common stock, par value $0.025 per share of Former Six Flags common stock (the “Former Six Flags Common Stock”) (excluding (a) any shares of Former Six Flags Common Stock held in treasury of Former Six Flags and (b) any restricted Former Six Flags Common Stock subject to vesting or other transfer restrictions, granted under the Former Six Flags Long Term Incentive Plan (which equity awards were converted into a number of restricted shares of HoldCo Common Stock based on the Former Six Flags Exchange Ratio, as further described below)) was converted into the right to receive 0.5800 shares of HoldCo Common Stock (the “Former Six Flags Exchange Ratio”), together with cash in lieu of fractional shares of HoldCo Common Stock, without interest.
As previously announced, on June 18, 2024, Former Six Flags declared a special dividend (the “Special Dividend”), payable to holders of record of common stock as of the close of business one Business Day prior to the Closing Date, June 28, 2024 who hold their shares through the Closing Date, with a per share amount of $1.53, which is equal to (a) $1.00 plus (b) the product (rounded up to the nearest whole cent) of (i) the Former Six Flags Exchange Ratio and (ii) the aggregate amount of distributions per unit declared or paid by Cedar Fair with respect to a Cedar Fair Unit with a record date following November 2, 2023 and prior to the Closing Date, after giving effect to appropriate adjustments to reflect the Mergers, which distributions per Cedar Fair Unit were $0.90 in the aggregate. The payment of the Special Dividend was completed on July 1, 2024.
On the Closing Date, each of Former Six Flags equity awards was converted into a corresponding award relating to shares of HoldCo Common Stock, with the number of shares of HoldCo Common Stock subject to such converted award based on the Former Six Flags Exchange Ratio. Converted equity awards remain outstanding and subject to the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the Closing Date (except that (i) performance-based awards were converted based on the greater of target and actual performance and will not be subject to future performance-based vesting conditions (but remain subject to service-based vesting conditions) and (ii) all converted awards are subject to vesting protections for qualifying terminations that occur within a period of 24 months following the Closing Date). Any outstanding deferred share units were settled on the Closing Date in shares of HoldCo Common Stock based on the Former Six Flags Exchange Ratio. All of the equity awards are eligible for payment of the Special Dividend; provided, that such amount will not be paid until such time as the underlying Former Six Flags equity award, as converted, becomes vested or settled pursuant to its terms (if at all).
a.Consolidated U.S. GAAP Presentation
Former Six Flags accounting policies reflect industry practices and conform to U.S. GAAP.
The unaudited condensed consolidated financial statements include Former Six Flags accounts and the accounts of Former Six Flags' wholly owned subsidiaries. Former Six Flags also consolidated the partnerships that own Six Flags Over Texas ("SFOT") and Six Flags Over Georgia (including Six Flags White Water Atlanta) ("SFOG", and together with SFOT, the "Partnership Parks") in the unaudited condensed consolidated financial statements contained in this report, as Former Six Flags has determined that it has the power to direct the activities of the Partnership Parks that most significantly impact their economic performance and also the obligation to absorb losses and receive benefits from the Partnership Parks that can be potentially significant to these entities. The equity interests owned by non-affiliated parties in the Partnership Parks are reflected in the accompanying unaudited condensed consolidated balance sheets as redeemable noncontrolling interests.
b.    Income Taxes
Former Six Flags recorded a valuation allowance of $95.3 million, $93.6 million and $98.1 million as of June 30, 2024, December 31, 2023, and July 2, 2023, respectively, due to uncertainties related to the ability to use some of the deferred tax assets, primarily consisting of certain state net operating loss and other tax carryforwards, before they expire. The valuation allowance is based on the estimates of taxable income by jurisdiction in which Former Six Flags operated and the period over which the deferred tax assets are recoverable. Former Six Flags projected taxable income over the foreseeable future indicates the Combined Company will be able to use all of the federal net operating loss carryforwards before they expire.
Former Six Flags classified interest and penalties attributable to income taxes as part of income tax expense. For the fiscal periods ended June 30, 2024, December 31, 2023, and July 2, 2023, the expense recognized for interest and penalties was not material.
c.    Goodwill and Intangibles
As of June 30, 2024, the fair value of Former Six Flags' single reporting unit exceeded its carrying amount. Former Six Flags had one reporting unit at the same level for which its common stock was traded and management believes that market capitalization is the best indicator of the reporting unit’s fair value. As of June 30, 2024, no triggering events were identified that would require a full quantitative analysis to be performed.
d.    Long-Lived Assets
Former Six Flags reviewed long-lived assets, including finite-lived intangible assets subject to amortization, for impairment upon the occurrence of events or changes in circumstances that would indicate that the carrying value of the asset or group of assets may not be recoverable, “triggering event(s)”. Recoverability of assets to be held and used is measured by comparing the carrying amount of the asset or group of assets to the projected future net cash flows expected to be generated by the asset or group of assets. If such assets are not determined to be fully recoverable, any impairment to be recognized is measured by the amount by which the carrying amount of the asset or group of assets exceeds its respective estimated fair value. Assets held-for-sale are reported at the lower of the carrying amount or fair value less costs to sell. As of June 30, 2024, Former Six Flags did not identify any triggering events that would require a quantitative analysis.
e.    Earnings Per Common Share
Former Six Flags incurred a net loss for the six months ended June 30, 2024 and July 2, 2023. Therefore, for the six month periods, diluted shares outstanding equaled basic shares outstanding for purposes of determining loss per common share because their inclusion would be antidilutive.
Earnings (loss) per common share for the three and six months ended June 30, 2024 and July 2, 2023, was calculated as follows:

	Three Months Ended		Six Months Ended
(Amounts in thousands, except per share data)	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
Net income (loss) attributable to Former Six Flags Entertainment Corporation	$34,127	$20,554	$(48,599)	$(49,305)

Weighted-average common shares outstanding - basic:	84,294	83,379	84,229	83,293
Effect of dilutive stock options and restricted stock units	419	417	—	—
Weighted-average common shares outstanding - diluted:	84,713	83,796	84,229	83,293

Earning (loss) earnings per share - basic:	$0.40	$0.25	$(0.58)	$(0.59)
Earning (loss) earnings per share - diluted:	$0.40	$0.25	$(0.58)	$(0.59)
The computation of diluted earnings per share excluded the effect of 1,094,000 and 1,578,000 antidilutive stock options and restricted stock units for the three months ended June 30, 2024, and July 2, 2023, respectively, and excluded the effect of 1,052,000 and 1,550,000 antidilutive stock options and restricted stock units for the six months ended June 30, 2024, and July 2, 2023, respectively.
f.    Stock Benefit Plans
Pursuant to the Former Six Flags Entertainment Corporation Long-Term Incentive Plan (the "Long-Term Incentive Plan"), Former Six Flags could grant stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, deferred stock units, performance stock units, performance and cash-settled awards and dividend equivalent rights ("DERs") to select employees, officers, directors and consultants.
Periodically, Former Six Flags granted performance stock units to key employees. These awards vested based on attainment of specific performance targets most often related to Adjusted EBITDA or revenue over a defined period. As of June 30, 2024, Former Six Flags has not determined that it is probable that Former Six Flags would achieve any of the performance targets associated with its outstanding performance units, and therefore, expense has not been recognized for these awards. Upon closing of the Merger on July 1, 2024, in accordance with the provisions of the Merger agreement, all outstanding performance units were converted to Restricted Stock Units ("RSUs") or reissued as performance units of the Combined Company, in accordance with the Merger Agreement.
During the three and six months ended June 30, 2024 and July 2, 2023, stock-based compensation expense was comprised of the following:

	Three Months Ended		Six Months Ended
(Amounts in thousands)	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
Long-term incentive plan	$2,616	$2,123	$4,938	$5,407
Employee stock purchase plan	146	56	171	86
Total stock-based compensation	$2,762	$2,179	$5,109	$5,493
g.    Accounts Receivable, Net
Accounts receivable are reported at net realizable value and consist primarily of amounts due from guests for the sale of group outings and multi-use admission products that allow for payment plans, such as season passes, annual passes, memberships and the Six Flags Plus pass. Former Six Flags was not exposed to a significant concentration of credit risk; however, based on the age of receivables, historical experience and other factors and assumptions management believe to be customary and reasonable, Former Six Flags recorded an allowance for doubtful accounts. As of June 30, 2024, December 31, 2023, and July 2, 2023, Former Six Flags recorded an allowance for doubtful accounts of $11.6 million, $4.2 million, and $9.3 million, respectively, which is primarily comprised of estimated payment defaults under the Six Flags Plus pass and other multi-use admission products for which payment plans are offered. To the extent that payments for products for which an allowance for doubtful accounts is established have not been recognized in revenue, the allowance recorded is offset with a corresponding reduction in deferred revenue.
h.    Recent Accounting Pronouncements Not Yet Adopted
In November 2023, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2023-07, Segment Reporting, to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is evaluating the effect of the new standards on the consolidated financial statements and related disclosures.
In December 2023, the FASB issued ASU 2023-09, Income Taxes, requiring more granular disclosure of the components of income taxes. This ASU is effective for fiscal years beginning after December 15, 2024 on a prospective basis. Early adoption is permitted. Management is evaluating the effect of the new standards on the consolidated financial statements and related disclosures.